As filed with the Securities and Exchange Commission on December 10, 2007

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-21680

Dividend Capital Realty Income Allocation Fund

(Exact Name of the Registrant as Specified in Charter)

518 17th Street, Suite 1200, Denver, CO 80202

(Address of Principal Executive Offices - Zip Code)

303-228-2200

Registrant’s Telephone Number, including area code:

Derek Mullins

Secretary and Assistant Treasurer

518 17th Street, Suite 1200

Denver, CO 80202

(Names and Addresses of agents for service)

Date of fiscal year end: September 30, 2007

Date of reporting period: September 30, 2007

Item 1. Reports to Shareholders

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”).

Dividend Capital
Realty Income Allocation Fund

Annual Report
September 30, 2007

Dividend Capital
Investments

September 30, 2007

Dividend Capital Realty Income Allocation Fund

The Investment Commentary included in this shareholder report contains certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of the real estate sector, changes in the level of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward looking statements to be reasonable, although they are inherently uncertain and difficult to predict and there is no guarantee of their accuracy. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

1.866.324.7348	2007 Annual Report	1

INVESTMENT COMMENTARY

September 30, 2007

Dividend Capital Realty Income Allocation Fund

November 27, 2007

To our shareholders:

We submit to you Dividend Capital Realty Income Allocation Fund’s (“DCA” or “the Fund”) annual report for the twelve-months ended September 30, 2007.

Triggered by widespread concerns within the U.S. housing market, residential sub-prime mortgages and the impact to credit markets around the world, the latter months of this reporting period have been characterized by significant turmoil in global financial markets. This credit crisis has been indiscriminate in its scope, impacting pricing and liquidity on a wide variety of debt and credit-sensitive instruments across industries and credit quality.

DCA’s investment mandate, which includes investing in credit-sensitive instruments of real estate companies, was directly impacted and the Fund’s net asset value (NAV) and market price have experienced a significant decline.

We are very disappointed with the performance of the Fund during this period, and are continuing to work hard to find opportunities that will return value in this difficult market. We are managing the Fund to take advantage of current compelling relative value between asset classes and re-priced investment yields and firmly believe the Fund’s long-term investment objectives can be achieved.

Performance Review

While the credit crisis and resulting stock price and NAV decline during the final few months of this reporting period will be the focus of our performance review comments, it is notable that effective July 2007, the Fund’s distribution rate was increased to $0.11 per month. This distribution was declared through December of 2007.

During the twelve months ended September 30, 2007, the Fund’s NAV total return was -19.05% while the market price total return was -14.94%. The majority of the NAV and market price decline occurred during the credit market dislocation of July, August and September. Since inception, the Fund’s NAV return has been -0.99% with a market price return of -2.27%. While a specific index does not exist to match the investment mandate and allocation flexibility of the Fund, as a reference, our performance can be compared to a return of -1.85% and 3.14% for the Wachovia Hybrid & Preferred REIT Securities Index, 4.67% and 18.83% for the MSCI U.S. REIT Index and -0.67% and 7.96% for the Lehman Brothers High Yield CMBS Index over the 1-year and since inception periods respectively.

2	2007 Annual Report	www.dividendcapital.com

INVESTMENT COMMENTARY (CONTINUED)

September 30, 2007

Dividend Capital Realty Income Allocation Fund

DCA’s recent NAV performance was driven by declines in the valuations of all asset classes in which we invest.

Within preferred stock (41.25% of the Fund’s direct investments and indirect economic exposure as of 9/30/07), DCA has experienced a decline in values on what we believe to be primarily technical issues rather than widespread fundamental issues. As REIT markets began pulling back this summer, these more credit-sensitive equity positions experienced a significant decline in trading volume and market prices, especially in the face of real estate fund redemptions throughout the industry. In addition to this broad based decline in value, the Fund’s NAV was negatively impacted by investment in preferred securities issued by American Home Mortgage Investment Corp. which have significantly declined in value as a result of that company’s bankruptcy filing. At this point, underlying fundamentals of the portfolio as a whole remain satisfactory and therefore we believe these investments represent the potential for an increase in long-term value.

Similar to the preferred portfolio, DCA’s overall debt portfolio (14.13% of the Fund’s direct investments and indirect economic exposure as of 9/30/07) has experienced a decline in values based on market concern in the residential sub-prime markets and resulting technical issues driven by a lack of liquidity in the market. While DCA does not have significant exposure to residential real estate debt securities, the market has been equally hard on the Fund’s exposure to commercial real estate debt even though the residential real estate debt markets were the main cause of the initial dislocation and price declines. As a whole, the debt positions have been performing in-line with our initial underwriting and barring a change in underlying fundamentals, we believe these investments also represent potential for an increase in long-term value. An exception to this theory is securities issued by Taberna Preferred Funding V which are not currently paying their coupon and have experienced a significant and likely unrecoverable decline in value.

Finally, the financial market disruption has also impacted the Fund’s common equity holdings (39.65% of the Fund’s direct investments and indirect economic exposure as of 9/30/07). The Fund has experienced declines in the values of U.S. Equity REIT holdings and significant declines in Commercial Mortgage REITs/ Specialty Finance Company holdings during the calendar year 2007. The latter of these two categories consist of companies with business models that contain a high degree of sensitivity to the real estate credit markets. These impacts underscore the tremendous headwinds facing the entire class of securities in the real estate securities markets during this period.

In one area of relief, the Fund’s investments in common equity of Canadian real estate companies have been additive to net asset value. We believe Canadian commercial real estate offers a degree of diversification from the U.S. market and the potential for continued growth and income generating investment opportunities.

1.866.324.7348	2007 Annual Report	3

INVESTMENT COMMENTARY (CONTINUED)

September 30, 2007

Dividend Capital Realty Income Allocation Fund

Outlook

Despite the recent setbacks, we continue to have strong conviction in DCA’s investment strategy and believe it offers the potential for a compelling stream of current income and the ability to realize NAV appreciation over time. If those two objectives are met, the potential for stock price appreciation exists.

However, risks are prevalent in the U.S. economy. The full impact of the credit crisis and a potential decline in U.S. home prices on the U.S. economy, and therefore on commercial real estate fundamentals, is uncertain. In our opinion there have been positive steps taken to address market issues, including actions by the U.S. Federal Reserve to lower both the Fed Funds Rate and Discount Rate, thereby injecting liquidity into the financial markets. There are also signs of support within the economy while inflation currently appears to be within an acceptable range.

Against this back-drop we will continue to manage the Fund to take advantage of compelling opportunities that have been created during this market disruption. Through our execution of the investment strategy and the strategic options offered by investments across the capital structure of real estate companies, we believe the Fund’s long-term investment objectives can be achieved. Thank you for your continued support.

David W. Agostine	Charles Song
President	Managing Director and Senior Portfolio Manager

Jeffrey Taylor
Chief Operating Officer

4	2007 Annual Report	www.dividendcapital.com

TOTAL RETURNS AND TRADING HISTORY

September 30, 2007

Dividend Capital Realty Income Allocation Fund

Average Annual Total Returns (1)

	1-Year	Since Inception (7)
DCA at Market Price (“MP”)	-14.93%	-2.27%
DCA at Net Asset Value (“NAV”)(2)	-19.05%	-0.99%
Wachovia Hybrid & Preferred Securities REIT IndexSM (3)	-1.85%	3.14%
MSCI U.S. REIT Index(4)	4.67%	18.83%
CMBS Index(5)	-0.67%	7.96%

Trading History(1)(6)

Average Premium/Discount to NAV
1-Month	3.07%
3-Month	1.42%
1-Year	-0.54%
Since Inception	-2.15%

52-Week Price History Range
MP	$9.67 - $16.88
NAV	$10.09 - $16.81

(1)

Past performance is no guarantee of future results. Investors cannot invest directly into any index. This chart is for illustrative purposes only and does not relate to the future performance of the Fund. For current to the most recent month-end performance, visit dividendcapital.com, or call 866.DCG.REIT (324.7348). Performance data quoted above is historical. Current performance may be higher or lower than the performance data quoted. Performance does not include transaction fees that may be charged by your financial advisor or brokerage firm.

(2)	Total return assumes reinvestment of dividend and capital gain distributions. Investors cannot invest at NAV.

(3)

The Wachovia Hybrid & Preferred Securities REIT IndexSM is a capitalization weighted unmanaged index of exchange listed perpetual REIT preferred stocks and depository shares. The index is compiled by Wachovia Capital Markets, LLC and calculated by the American Stock Exchange. The Fund expects to invest in securities not included in this index, such as debt securities which may have lower returns than preferred stock, and common stock and non-U.S. securities which may be riskier than U.S. preferred stock. This index also includes securities in which the Fund will not invest.

(4)

The MSCI U.S. REIT Index (RMS) is an unmanaged index of REIT securities of reasonable size and liquidity, weighted by market capitalization and considered representative of U.S. equity REIT performance. The index is used in comparison to the Fund because the Fund invests in common stock of companies primarily engaged in real estate, including REITs.

(5)

The Lehman Brothers High-Yield CMBS Index is an unmanaged index of non-investment-grade and unrated CMBS, weighted by market value and comprised of all new issue U.S. CMBS transactions that have a maturity greater than one year, an original transaction size in excess of $500 million, and aggregate outstanding transaction size of at least $300 million, and is considered representative of the high-yield CMBS market. The index is used in comparison to the Fund because the Fund invests in commercial mortgage-backed securities.

(6)	Market price and NAV price history are since inception, based upon closing market price.

(7)	Fund inception is 02/24/2005.

1.866.324.7348	2007 Annual Report	5

PORTFOLIO PROFILE

September 30, 2007

Dividend Capital Realty Income Allocation Fund

Portfolio Allocation (1)(3)

Common Stock Property Type Allocation (2)(3)(4)

Preferred Stock Property Type Allocation (2)(3)

(1)

Total Assets Including Total Return Swaps and allocation percentages are based on the Fund’s direct investments and indirect economic exposure. Indirect economic exposure is generally obtained through the use of total return swaps and such exposure is calculated by using the investment’s notional value plus or minus related unrealized gains or losses.

(2)	Property-type allocation percentages are based on the market value of the Fund’s direct and indirect economic exposure to the preferred stock and common stock asset classes, respectively.

(3)	Holdings and composition of holdings are subject to change, and may not be representative of future investments.

(4)	Some or all of the common stock exposure is derived through total return swaps.

6	2007 Annual Report	www.dividendcapital.com

STATEMENT OF INVESTMENTS

September 30, 2007

Dividend Capital Realty Income Allocation Fund

	Shares/Principal Amount	Market Value
COMMON STOCK 34.96%
Apartments 1.21%
AvalonBay Communities Inc.	9,100	$1,074,346
Essex Property Trust	6,700	787,719

		1,862,065

Diversified/Miscellaneous 1.02%
Vornado Realty Trust	14,400	1,574,640
Hotels 1.50%
Gaylord Entertainment*	14,900	792,978
Host Hotels & Resorts Inc.	14,200	318,648
Starwood Hotels & Resorts Worldwide Inc.	19,600	1,190,700

		2,302,326

Industrial 0.98%
AMB Property Corp.	13,700	819,397
ProLogis	10,400	690,040

		1,509,437

Mortgage - Commercial 11.44%
Anthracite Capital Inc.	501,500	4,563,650
iStar Financial Inc.	37,300	1,267,827
Newcastle Investment Corp.	155,400	2,738,148
RAIT Financial Trust	323,865	2,665,409
Resource Capital Corp.	557,300	6,275,198
Resource Capital Corp. - Warrants*	55,000	109,974

		17,620,206

Office - Central Business District 2.30%
Boston Properties Inc.	21,700	2,254,630
SL Green Realty Corp.	11,000	1,284,470

		3,539,100

Office - Suburban 2.01%
Alexandria Real Estate Equities Inc.	7,000	673,820
Digital Realty Trust Inc.	26,800	1,055,652
Duke Realty Corp.	10,900	368,529
Highwoods Properties Inc.	27,300	1,001,091

		3,099,092

Other Real Estate Companies 0.49%
Brookfield Properties Corp.	30,500	759,450
Regional Malls 2.11%
Simon Property Group Inc.	25,400	2,540,000
Taubman Centers Inc.	12,800	700,800

		3,240,800

Footnotes on page 12.

1.866.324.7348	2007 Annual Report	7

STATEMENT OF INVESTMENTS (CONTINUED)

September 30, 2007

Dividend Capital Realty Income Allocation Fund

	Bond Rating Moody’s/S&P (Unaudited)	Shares/Principal Amount	Market Value
COMMON STOCK (continued)
Self Storage 1.22%
Public Storage Inc.		23,800	$1,871,870
Shopping Centers 1.83%
Developers Diversified Realty Corp.		5,400	301,698
Federal Realty Investment Trust		15,200	1,346,720
Kimco Realty Corp.		25,900	1,170,939

			2,819,357

Specialty Finance 8.85%
Alesco Financial Inc.		100,000	492,000
Arbor Realty Trust Inc.		73,100	1,380,859
Deerfield Triarc Capital Corp.		261,800	2,369,290
Gramercy Capital Corp.		140,400	3,533,868
KKR Financial Holdings LLC		177,234	2,986,393
NorthStar Realty Finance Corp.		288,500	2,864,805

			13,627,215

TOTAL COMMON STOCK (Cost $66,677,566)			53,825,558

PREFERRED STOCK 73.28%
Apartments 2.87%
Apartment Investment &
Management Co.:
Series U, 7.750% (3)	Ba3/B+	64,200	1,582,530
Series V, 8.000% (3)	Ba3/B+	75,700	1,867,519
BRE Properties Inc.:
Series C, 6.750%	Baa3/BBB-	15,000	337,050
Series D, 6.750%	Baa3/BBB-	28,500	632,415

			4,419,514

Hotels 29.44%
Ashford Hospitality Trust:
Series A, 8.550% (3)	NR/NR	93,300	2,204,212
Series D, 8.450% (3)	NR/NR	150,000	3,495,000
AP AIMCAP Corp.,
Series A, 8.250% (3)	NR/NR	212,600	4,165,642
FelCor Lodging Trust Inc.,
Series C, 8.000% (3)	B2/B-	259,000	6,151,250
Hersha Hospitality Trust,
Series A, 8.000% (3)	NR/NR	175,300	4,154,610
Innkeepers USA Trust,
Series C, 8.000%	NR/NR	40,100	641,600
LaSalle Hotel Properties,
Series G, 7.250% (3)	NR/NR	434,000	9,639,140

Footnotes on page 12.

8	2007 Annual Report	www.dividendcapital.com

STATEMENT OF INVESTMENTS (CONTINUED)

September 30, 2007

Dividend Capital Realty Income Allocation Fund

	Bond Rating Moody’s/S&P (Unaudited)	Shares/Principal Amount	Market Value
PREFERRED STOCK (continued)
Hotels (continued)
Strategic Hotels & Resorts Inc.:
Series A, 8.500% (3)	NR/NR	177,500	$4,553,993
Series C, 8.250% (3)	NR/NR	301,000	7,133,700
Sunstone Hotel Investors Inc.,
Series A, 8.000% (3)	NR/NR	134,800	3,188,020

			45,327,167

Manufactured Housing 2.22%
Hilltop Holdings Inc.,
Series A, 8.250% (3)	NR/NR	150,400	3,424,608
Mortgage - Commercial 4.53%
Anthracite Capital Inc.,
Series D, 8.250% (3)	NR/NR	140,000	2,812,600
Newcastle Investment Corp.,
Series C, 8.050% (3)	NR/NR	165,000	3,481,500
RAIT Financial Trust,
Series B, 8.375%	NR/NR	48,300	676,683

			6,970,783

Mortgage - Residential 0.24%
American Home Mortgage
Investment Corp.:
Series A, 9.750% (9)	NR/NR	266,950	347,035
Series B, 9.250% (9)	NR/NR	29,700	22,275

			369,310

Net Lease 1.45%
Entertainment Properties Trust,
Series B, 7.750% (3)	NR/NR	93,400	2,238,798
Office - Central Business District 1.75%
Maguire Properties Inc.,
Series A, 7.625% (3)	NR/NR	120,000	2,581,200
SL Green Realty Corp.,
Series C, 7.625%	NR/NR	5,000	122,250

			2,703,450

Footnotes on page 12.

1.866.324.7348	2007 Annual Report	9

STATEMENT OF INVESTMENTS (CONTINUED)

September 30, 2007

Dividend Capital Realty Income Allocation Fund

	Bond Rating Moody’s/S&P (Unaudited)	Shares/Principal Amount	Market Value
PREFERRED STOCK (continued)
Office - Suburban 11.73%
BioMed Realty Trust Inc.,
Series A, 7.375% (3)	NR/NR	480,000	$11,160,000
Brandywine Realty Trust:
Series C, 7.500%	NR/NR	38,831	934,662
Series D, 7.375% (3)	NR/NR	47,000	1,109,200
Digital Realty Trust Inc.:
Series A, 8.500% (3)	NR/NR	174,300	4,455,108
Series B, 7.875%	NR/NR	16,800	408,240

			18,067,210

Regional Malls 2.75%
CBL & Associates Properties Inc.,
Series D, 7.375% (3)	NR/NR	41,000	981,540
Glimcher Realty Trust.,
Series G, 8.125% (3)	B1/B	60,000	1,411,200
Taubman Centers Inc.:
Series G, 8.000% (3)	B1/NR	67,000	1,675,000
Series H, 7.625%	B1/NR	6,600	160,974

			4,228,714

Self-Storage 1.62%
Public Storage Inc.:
Series M, 6.625%	Baa1/BBB+	95,000	2,104,250
Series E, 6.750%	Baa1/BBB+	16,900	383,292

			2,847,542

Shopping Centers 0.01%
Developers Diversified Realty Corp.,
Series I, 7.500%	Baa3/BBB-	500	12,000
Specialty Finance 14.67%
CapLease Inc.,
Series A, 8.125% (3)	NR/NR	156,700	3,748,264
Gramercy Capital Corp.,
Series A, 8.125% (3)	NR/NR	280,000	6,302,800
NorthStar Realty Finance Corp.:
Series A, 8.750% (3)	NR/NR	353,600	7,602,400
Series B, 8.250% (3)	NR/NR	246,400	4,928,000

			22,581,464

TOTAL PREFERRED STOCK (Cost $131,077,016)			112,830,560

Footnotes on page 12.

10	2007 Annual Report	www.dividendcapital.com

STATEMENT OF INVESTMENTS (CONTINUED)

September 30, 2007

Dividend Capital Realty Income Allocation Fund

	Bond Rating Moody’s/S&P (Unaudited)	Shares/Principal Amount	Market Value
COMMERCIAL REAL ESTATE
COLLATERALIZED DEBT OBLIGATIONS 12.27%
CW Capital Cobalt II, Ltd.:
Series K, 8.729%, 04/26/2016 (1)(2)(4)(6)(8)	Ba2/BB	4,000,000	$3,132,452
Class P.S., 16.526%, 04/26/2016 (1)(2)(4)(6)(7)	NR/NR	3,500,000	2,064,160
Lenox Street,
Series 2007-1, 12.000%, 06/04/2017 (1)(2)(4)(6)(7)	NR/NR	1,000,000	552,101
Sorin Real Estate CDO II Ltd., Series 2005 2A,	Ba2/BB	7,500,000	5,069,738
Class H, 9.259%, 01/04/2016 (1)(2)(4)(6)(8)
Taberna Preferred Funding III Ltd.,
Class E, 9.729%, 11/05/2015 (1)(2)(4)(6)(8)	NR/B+	2,000,000	580,020
Taberna Preferred Funding V Ltd.:
Class B-IL, 7.979%, 02/05/2016 (1)(2)(4)(6)(8)(9)	NR/B	3,000,000	33,609
Class B-2L, 9.979%, 02/05/2016 (1)(2)(4)(6)(8)(9)	NR/CCC-	3,000,000	32,835
Vertical CRE CDO 2006-I, Ltd.:
Class G, 9.229%, 04/22/2013 (1)(2)(4)(6)(8)	NR/BB+	6,500,000	5,834,660
Class P.S., 14.214%, 04/22/2013 (1)(2)(4)(6)(7)	NR/NR	1,800,000	1,589,571
TOTAL COMMERCIAL REAL ESTATE COLLATERALIZED DEBT OBLIGATIONS (Cost $32,263,457)			18,889,146

COLLATERALIZED LOAN OBLIGATIONS 9.05%
Babson CLO 2005-III, Ltd.,
20.168%, 11/11/2019 (1)(2)(4)(6)(7)	NR/NR	13,000,000	11,340,147
Fraser Sullivan CLO I Ltd.,
10.270%, 03/15/2017 (1)(2)(4)(6)(7)	NR/NR	3,400,000	2,595,278
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $16,400,000)			13,935,425
COMMERCIAL MORTGAGE-BACKED SECURITIES	0.81%
JP Morgan Chase, Series 2005-LDP2,
Class M, 5.806%, 06/15/2016 (1)(2)(4)(6)(8)	Ba3/BB	1,597,000	1,086,838
Wachovia Bank,
Series 2005 C18, 7.028%, 05/19/2015 (1)(4)(6)	B1/B+	248,100	163,446
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $1,427,482)			1,250,284

LOAN PARTICIPATION 2.97%
Mervyn’s Junior Syndication Mezzanine,
8.624%, 01/01/2008 (2)(4)(8)	NR/NR	4,565,480	4,565,480
TOTAL LOAN PARTICIPATION (Cost $4,565,480)			4,565,480

Footnotes on page 12.

1.866.324.7348	2007 Annual Report	11

STATEMENT OF INVESTMENTS (CONTINUED)

September 30, 2007

Dividend Capital Realty Income Allocation Fund

	Bond Rating Moody’s/S&P (Unaudited)	Shares/Principal Amount	Market Value
U.S. GOVERNMENT OBLIGATIONS 6.36%
U.S. Treasury Notes, 4.125%, 08/15/2008 (5)		9,795,000	$9,797,302
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $9,762,239)			9,797,302

NON-REGISTERED INVESTMENT COMPANIES 2.01%
INVESCO Navigator Fund (1)(2)(4)	NR/NR	3,946	3,086,482
TOTAL NON-REGISTERED INVESTMENT COMPANIES (Cost $3,946,000)			3,086,482

REPURCHASE AGREEMENTS 0.40%
State Street Bank & Trust, Co., dated 09/30/2007, 3.25%, due 10/01/2007, proceeds of $623,015, collateralized by Fannie Mae, 6.000%, 05/15/2008, valued at $623,789 including accrued interest.	NR/NR		623,015
TOTAL REPURCHASE AGREEMENTS (Cost $623,015)			623,015

TOTAL INVESTMENTS 142.11% (Cost $266,742,255)			$218,803,252
Liabilities in Excess of Other Assets (42.11%)			(64,832,980)

NET ASSETS 100.00%			$153,970,272

Footnotes to Statement of Investments:

*	Non-income producing security

(1)

Securities sold within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2007, the value of these securities amounted to $37,161,337 or 16.98% of total investments.

(2)	This security has been valued at its fair value determined in good faith by or under the direction of the Board of Trustees.

(3)	All or a portion of the shares held in this security are pledged as collateral for the borrowings under the Revolving Credit and Security Agreement (Note 6).

(4)	This security is considered illiquid by the investment adviser.

(5)	The entire principal amount of this security is pledged as collateral for the total return swaps.

(6)	The expected maturity date listed herein differs from the legal maturity date due to the expected schedule of principal payments.

(7)

This security represents a junior tranche whereby the holder is entitled to all residual interest, if any, which can vary. The rate listed is the Adviser’s estimated rate of residual interest on cost as of the reporting date.

(8)	The coupon rate shown on floating or adjustable rate securities represents the rate at each period.

(9)	Security in default.

See accompanying Notes to Financial Statements.

12	2007 Annual Report	www.dividendcapital.com

STATEMENT OF INVESTMENTS (CONTINUED)

September 30, 2007

Dividend Capital Realty Income Allocation Fund

Open Interest Rate Swap Contracts as of September 30, 2007

Counterparty	Termination Date	Underlying Notional		Fixed Rate Paid by the Fund at 09/30/07	Floating Rate Received by the Fund at 09/30/07		Net Interest Receivable	Unrealized Appreciation / (Depreciation)
JPMorgan Chase	06/14/2010	$27,000,000		4.090%	5.800	%*	$21,803	$88,261
JPMorgan Chase	06/14/2012	27,000,000		3.890%	5.800	%*	24,352	155,860
Royal Bank of Canada	08/30/2012	50,000,000	(CAD)	4.845%	4.914	%**	3,049	(273,781)

Total							$49,204	($29,660)

*	Based on one-month LIBOR (London Interbank Offered Rate).

**	Based on three-month Canadian LIBOR.

Open Total Return Swap Contracts (“TRS”) *** as of September 30, 2007

Counterparty: Royal Bank of Canada

Contract Type	Termination Date	Notional Shares	Underlying Notional ($CAD)	Unrealized Appreciation / (Depreciation) ($USD)
Allied Properties Real Estate Investment Trust TRS	08/02/2013	302,700	$6,014,649	$668,380
Artis Real Estate Investment Trust TRS	09/27/2012	100,000	1,760,720	13,329
Calloway Real Estate Investment Trust TRS	11/06/2008	190,000	5,266,800	(558,740)
Canadian Apartment Properties Real Estate Investment Trust TRS	03/13/2009	190,000	4,057,241	(429,810)
Chartwell Senior Housing Real Estate Investment Trust TRS	08/02/2013	175,000	2,450,000	(210,769)
Dundee Real Estate Investment Trust TRS	09/04/2012	13,593	507,019	19,509
	09/27/2012	100,000	3,793,010	80,283
Firm Capital Mortgage Investment Funds TRS	08/02/2013	160,000	1,728,000	(101,169)
H&R Real Estate Investment Trust TRS	08/02/2013	275,000	6,118,750	427,812
Northern Property Real Estate Investment Trust TRS	08/02/2013	188,000	4,051,400	349,074
Primaris Retail Real Estate Investment Trust TRS	11/06/2008	330,000	5,999,400	112,611
RioCan Real Estate Investment Trust TRS	08/02/2013	500,000	11,150,000	1,279,669

Total		2,524,293	$52,896,989	$1,650,179

***	For each total return swap contract, the Fund receives the total return and dividend income on the underlying security and pays a floating rate based on three-month Canadian LIBOR plus a spread of 0.50%

Open Foreign Currency Contracts as of September 30, 2007

Contracts to Sell – Canadian Dollar ($CAD)

Expiration Date	Contract Amount ($USD)	Contract Amount ($CAD)	Unrealized Depreciation ($USD)
11/06/2007	$25,905	$25,800	($2,885)
11/06/2007	25,105	26,000	(3,003)

Total Unrealized Depreciation			($5,888)

1.866.324.7348	2007 Annual Report	13

STATEMENT OF ASSETS & LIABILITIES

September 30, 2007

Dividend Capital Realty Income Allocation Fund

ASSETS:
Investments at market value (Identified cost — $266,742,255)	$218,803,252
Dividends and interest receivable	2,721,923
Swap interest receivable	165,501
Receivable for terminated swap agreements	135,214
Unrealized appreciation on swap agreements	3,194,788
Other assets	151,701

TOTAL ASSETS	$225,172,379
LIABILITIES:
Line of credit payable to bank	$68,872,000
Payable for line of credit fees	352,898
Unrealized depreciation on forward currency contracts	5,888
Unrealized depreciation on swap agreements	1,574,269
Swap interest payable	7,170
Payable for investment advisory fees	153,038
Payable for administrative fees	18,005
Other liabilities	218,839

TOTAL LIABILITIES	$71,202,107

NET ASSETS	$153,970,272

COMPOSITION OF NET ASSETS:
Common stock, $0.001 par value (unlimited number of shares authorized)	$13,960
Paid-in capital	197,054,592
Accumulated net investment income	1,281,619
Accumulated net realized gain on investments, swap contracts and foreign currency transactions	1,809,259
Net unrealized appreciation/(depreciation) of investments, swap contracts and translation of assets and liabilities denominated in foreign currencies	(46,189,158)

NET ASSETS	$153,970,272

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
Common shares outstanding, $0.001 par value (unlimited number of shares authorized)	13,960,199
Net asset value per share	$11.03

See accompanying Notes to Financial Statements.

14	2007 Annual Report	www.dividendcapital.com

STATEMENT OF OPERATIONS

September 30, 2007

Dividend Capital Realty Income Allocation Fund

INVESTMENT INCOME:
Dividends (net of withholding taxes of $4,353)	$15,994,962
Interest	6,475,525

Total Investment Income	$22,470,487
EXPENSES:
Line of credit interest and fees (Note 6)	$4,874,287
Investment Advisory fees (Note 5)	2,427,190
Administrative fees (Note 5)	285,552
Trustee fees and expenses (Note 5)	118,397
Custodian fees and expenses	17,707
Legal expenses	120,251
Debt issuance expense	170,827
Insurance expenses	62,111
Shareholder reports expenses	82,220
Other expenses	165,513

Total Expenses	$8,324,055

NET INVESTMENT INCOME	$14,146,432

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
Investments	(51,123)
Swap contracts	8,847,040
Foreign currency transactions	5,346

Net realized gain	8,801,263
Net change in unrealized appreciation/(depreciation) on:
Investments	(54,684,572)
Swap contracts	(4,447,087)
Translation of assets and liabilities denominated in foreign currencies	(4,447)

Net change	(59,136,106)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($36,188,411)

See accompanying Notes to Financial Statements.

1.866.324.7348	2007 Annual Report	15

STATEMENTS OF CHANGES IN NET ASSETS

September 30, 2007

Dividend Capital Realty Income Allocation Fund

	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006
Operations:
Net investment income	$14,146,432	$13,525,045
Net realized gain on investments, swap transactions and foreign currency transactions	8,801,263	1,227,850
Change in net unrealized appreciation/depreciation on investments, swap transactions and foreign currency transactions	(59,136,106)	12,175,374

Increase (Decrease) in net assets resulting from operations	(36,188,411)	26,928,269

Distributions to Shareholders:
From net investment income	(19,005,710)	(17,980,293)
From net realized gain on investments	(1,104,803)	—

Net decrease in net assets from distributions to shareholders	(20,110,513)	(17,980,293)

Capital share transactions:
Net asset value of common shares issued to shareholders from reinvested dividends	3,321,306	524,724
Common share offering cost adjustment	—	41,695

Increase in net assets from capital share transactions	3,321,306	566,419

Net Increase (Decrease) in Net Assets	(52,977,618)	9,514,395
NET ASSETS:
Beginning of period	206,947,890	197,433,495
End of period (1)	$153,970,272	$206,947,890

(1)	Includes (over)/undistributed net investment income of $1,281,619 and ($2,128,983), respectively.

See accompanying Notes to Financial Statements.

16	2007 Annual Report	www.dividendcapital.com

STATEMENT OF CASH FLOWS

For the year ended September 30, 2007

Dividend Capital Realty Income Allocation Fund

Cash Flows from Operating Activities:
Net decrease in net assets from operations	($36,188,411)
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(130,812,042)
Proceeds from disposition of investment securities	135,511,809
Net sale of short-term investments	16,115,646
Net realized gain from investments, swap transactions and foreign currency transactions	(8,801,263)
Net change in unrealized appreciation on investments, swap transactions and foreign currency transactions	59,136,106
Decrease in dividends and interest receivable	135,751
Decrease in net swap interest receivable	30,528
Decrease in receivable for securities sold	310,401
Decrease in payable for securities purchased	(2,223,768)
Decrease in prepaid expenses and other assets	105,113
Decrease in accrued expenses and other payables	(27,083)
Decrease in distributions payable	(444,893)
Accretion/amortization of discounts/premium on investment securities	59,360

Net cash provided by operating activities	$32,907,254
Cash Flows from Financing Activities:
Proceeds from bank borrowing	$7,500,000
Payment on outstanding debt	(23,628,000)
Proceeds from shares sold	0
Cash distributions paid	(16,789,207)

Net cash provided by financing activities	($32,917,207)

Net decrease in cash	($9,953)
Cash
Beginning Balance	$9,953
Ending Balance	$0
Supplemental Disclosure of Cash Flow Information:
Cash paid for interest and fees on bank borrowing	$4,920,783

Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $3,321,306.

See accompanying Notes to Financial Statements.

1.866.324.7348	2007 Annual Report	17

FINANCIAL HIGHLIGHTS

September 30, 2007

Dividend Capital Realty Income Allocation Fund

	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Period Ended September 30, 2005 (1)
PER SHARE OPERATING DATA:
Net Asset Value, Beginning of Period	$15.08	$14.43	$14.33	(2)
Income from investment operations:
Net investment income (7)	1.02	0.99	0.63
Net gains (losses) on securities, realized and unrealized	(3.61)	0.97	0.09

Total From Investment Operations	(2.59)	1.96	0.72

Dividends and/or Distributions to Shareholders:
Dividends from net investment income	(1.38)	(1.31)	(0.57)
Dividends from net realized gain on investments	(0.08)	0.00	0.00

Total Distributions	(1.46)	(1.31)	(0.57)

Offering Costs Charged to Paid-in-Capital	0.00	0.00	(0.05)
Offering Cost Adjustment	0.00	0.00 (8)	0.00
Net Asset Value, End of Period	$11.03	$15.08	$14.43

Market Price, End of Period	$11.16	$14.52	$14.12

Total Return, Net Asset Value (3)	-19.05%	14.95%	4.73%

Total Return, Market Value (3)	-14.93%	13.11%	1.68%
Net Assets, End of Period (000’s)	$153,970	$206,948	$197,433
Ratio of Operating Expenses to Average Net Assets (6)	1.70%	1.73%	1.68	% (4)
Ratio of Operating Expenses to Average Net Assets after reduction to custodian expenses (6)	1.70%	1.72%	1.66	% (4)
Ratio of Total Expenses to Average Net Assets	4.11%	3.98%	2.74	% (4)
Ratio of Total Expenses to Average Net Assets after reduction to custodian expenses	4.11%	3.97%	2.72	% (4)
Ratio of Net Investment Income to Average Net Assets	6.98%	6.92%	7.39	% (4)
Portfolio Turnover Rate (5)	47.40%	71.99%	92.47%

Bank Borrowings:
Supplemental Data:
Loan Outstanding, End of Period (000’s)	$68,872
Asset Coverage for Loan Outstanding	311%

(1)	For the period from February 24, 2005 (inception of offering) to September 30, 2005.

(2)	Net of sales load of $0.675 on initial shares issued.

(3)

Total investment return is calculated assuming a purchase of common shares on the first day and sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return is not annualized and does not reflect brokerage commissions.

(4)	Ratio annualized for the period of less than one year.

(5)

A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a period and dividing it by monthly average of the market value of the portfolio securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended September 30, 2007 were $130,812,042 and $135,511,809 respectively.

(6)	Operating expenses do not include interest expense and fees on the line of credit.

(7)	Calculation based on average shares outstanding.

(8)	Common share offering cost adjustment is less than $0.005 per share.

See accompanying Notes to Financial Statements.

18	2007 Annual Report	www.dividendcapital.com

NOTES TO FINANCIAL STATEMENTS

September 30, 2007

Dividend Capital Realty Income Allocation Fund

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Dividend Capital Realty Income Allocation Fund (the “Fund”) is registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is capital appreciation.

Initial capitalization for the Fund was provided by Dividend Capital Investments LLC (the “Adviser”) as follows:

Organization Date	December 3, 2004
Initial Capitalization Date	February 15, 2005
Amount of Initial Capitalization	$ 100,068
Common Shares Issued at Capitalization	7,010
Common Shares Authorized	Unlimited
Public Offering Date	February 24, 2005

Security Valuation:

Pricing Procedures: All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Standard Time), on each day that the NYSE is open.

Securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). Domestic exchange-listed securities and non-NASDAQ equity securities not traded on a listed exchange are valued at the last sale price as of the close of the NYSE. In the absence of trading or a NOCP, such securities are valued at the mean of the bid and asked prices. In the event exchange quotations are not available for exchange traded securities, the Fund will obtain at least one price from an independent broker/dealer.

U.S. government and agency securities having a maturity of more than 60 days are valued at the mean between the bid and asked prices. Fixed income securities having a maturity of less than 60 days are valued at amortized cost. Other debt securities are valued at the price provided by an independent pricing service or, if such a price is not available, at the value provided by at least one quotation obtained from a broker/dealer. Securities issued by private funds are priced at the value most recently provided by the private fund or at the bid provided by a broker/dealer.

Foreign exchange traded securities are valued at the last sale price at the close of the exchange on which the security is primarily traded (except in certain countries where market maker prices are used). In the absence of trading, such securities are valued at the mean between the last reported bid and asked prices or the last sale price. Non-exchange traded foreign securities (including debt) are valued at a price provided by a pricing service or at the mean value between the bid and asked prices.

1.866.324.7348	2007 Annual Report	19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2007

Dividend Capital Realty Income Allocation Fund

Security Valuation: (continued)

Exchange traded options, warrants and rights are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. For non-exchange traded options and exchange traded options, warrants and rights for which no sales are reported, the mean between the bid and asked prices is used. For exchange traded options, warrants and rights and foreign exchange traded equity securities in which the markets are not closed at the time that the Fund prices its securities, snapshot prices provided by individual pricing services are used.

The price for futures contracts are the daily quoted settlement prices. Single security total return swaps in which the referenced security is traded on an exchange are valued at the last sale price at the time of close of the NYSE. In the absence of trading of a referenced security, the mean between the closing bid and asked prices will be used.

Fair Valuation: If the price of a security is unavailable in accordance with the Fund’s pricing procedures, or the price of a security is suspect, e.g., due to the occurrence of a significant event (as defined below), the security may be valued at its fair value determined pursuant to procedures adopted by the Board. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however, it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security. As of September 30, 2007, securities which have been fair valued represented 18.65% of the Fund’s managed assets. The Fund’s “Managed Assets” equal the Fund’s total assets (including the net asset value of common shares plus the principal amount of any borrowings used for leverage) minus the sum of accrued liabilities other than debt entered into for purposes of leverage.

The following factors, among other relevant factors, may be considered when determining the fair value of a security: (1) fundamental analytical data; (2) forces which influence the market in which the security is sold, including the liquidity and depth of the market; (3) type of security and the cost at date of purchase; (4) most recent quotation received from a broker; (5) transactions or offers with respect to the security; (6) price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies; (7) price and extent of public trading of the security on foreign exchanges; (8) information on world financial markets and comparable financial products; (9) size of the Fund’s holdings; (10) financial statements of the issuer; (11) analyst reports; (12) merger proposals or tender offers; (13) value of other financial instruments, including derivative securities, traded on other markets or among dealers; (14) trading volumes on markets, exchanges or among dealers; (15) values of baskets of securities traded on other markets, exchanges or among dealers; (16) change in interest rates; (17) observations from financial institutions; (18) government (domestic or foreign) actions or pronouncements; (19) in the case of restricted securities, discount from market value of unrestricted securities of the same class at time of purchase,

20	2007 Annual Report	www.dividendcapital.com

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2007

Dividend Capital Realty Income Allocation Fund

Security Valuation: (continued)

existence and anticipated time frame of any undertaking to register the security and the size of the holding in relation to any unrestricted outstanding shares; (20) in the case of foreign securities, the country’s or geographic region’s political and economic environment, nature of any significant events, American Depository Receipt trading, exchange-traded fund trading and foreign currency exchange activity; (21) in the case of interests in private funds, the absence of transaction activity in interests in the private fund, extraordinary restrictions on redemptions, whether the private fund’s valuation procedures provide for valuation of underlying securities at market value or fair value, actual knowledge of the value of underlying portfolio holdings, review of audited financial statements and ongoing due diligence and monitoring; and (22) in the case of emergencies or other unusual situations, the nature and duration of the event, forces influencing the operation of the financial markets, likelihood of recurrence of the event, and whether the effects of the event are isolated or affect entire markets, countries or regions.

Significant Events: An event is significant if it causes the price for a security determined at the normal time for pricing that security to no longer reflect fair value at the time that the Fund determines its net asset value. A significant event is material (a “Material Significant Event”) if a fair valuation for the security would impact the Fund’s net asset value by more than one-half of one percent (0.5%). If a Material Significant Event has occurred, the Adviser will call a meeting of the Valuation Committee to determine a fair value for the security in accordance with the Fund’s Fair Valuation Procedures.

Risk of Concentration:

Because the Fund’s investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated in a single industry. If the securities of real estate companies as a group fall out of favor with the investors, the Fund could underperform funds that have greater industry diversification.

Security Credit Risk:

The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2007, securities with an aggregate market value of $435,754, representing 0.28% of the Fund’s net assets, were in default.

Foreign Securities:

The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into forward foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. Currently, the Fund intends to invest only in those securities issued by North American issuers.

1.866.324.7348	2007 Annual Report	21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2007

Dividend Capital Realty Income Allocation Fund

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rate of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effects of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Repurchase Agreements:

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

Distributions to Shareholders:

The Fund intends to make a level dividend distribution each month to shareholders. The level dividend rate may be modified by the Board of Trustees from time to time. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date. Distributions paid by the Fund are subject to recharacterization for tax purposes. A portion of the distributions paid by the Fund may be reclassified to return of capital and long-term capital gains upon the final determination of the Fund’s taxable income for the year. Net realized gains, unless offset by any available capital loss carryforward, are generally distributed to shareholders annually.

Securities Transactions and Investment Income:

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the specific identification method for both financial reporting and income tax purposes.

22	2007 Annual Report	www.dividendcapital.com

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2007

Dividend Capital Realty Income Allocation Fund

Use of Estimates:

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investments with Off-Balance Sheet Risk:

The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.

Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.	FEDERAL INCOME TAXES

No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gain for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

The tax character of the distributions paid by the Fund during the years ended September 30, 2007 and September 30, 2006 was as follows:

Distributions paid from:	2007	2006
Ordinary Income	$19,736,966	$15,534,165
Long-Term Capital Gain	373,547	798,312
Return of Capital	—	1,647,816

1.866.324.7348	2007 Annual Report	23

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2007

Dividend Capital Realty Income Allocation Fund

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

(Over)/under distributed net investment income	$3,738,171
Net unrealized depreciation	(44,410,192)
Effect of other timing differences	(2,426,259)

Total	($43,098,279)

At September 30, 2007 the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate tax cost (including swaps and foreign currency)	$263,213,444
Gross unrealized appreciation	2,982,533
Gross unrealized depreciation	(47,392,725)

Net unrealized depreciation	(44,410,192)

The Fund intends to elect to defer to its fiscal year ending December 31, 2007, approximately $2,426,259 of losses recognized during the period November 1, 2006 to September 30, 2007.

Net investment income (loss) and net realized gain (loss) may differ from financial statements and tax purposes. These differences are primarily due to the treatment of certain investment securities and distribution allocations. These permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified.

For the year ended September 30, 2007 the Fund recorded the following reclassifications to the accounts listed below:

Paid-in-Capital	Increase/(Decrease) (Over)/Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)
($532,013)	$8,269,880	($7,737,867)

Net assets of the Fund that were affected by the reclassifications and the calculations of the net investment income per share in the Financial Highlights excludes these adjustments.

3.	CAPITAL TRANSACTIONS

There are an unlimited number of $0.001 par value common shares of beneficial interest authorized. Of the 13,960,199 common shares outstanding on September 30, 2007, Dividend Capital Investments LLC (the “Adviser”) owned 7,010 shares. The Fund issued 12,100,000 common shares in its initial public offering on February 23, 2005. These common shares were issued at $15.00 per share before the underwriting discount of $0.675 per share. An additional 1,578,500 common shares were issued pursuant to an over-allotment option on April 12, 2005. These common shares were also issued at $15.00 per share before the underwriting discount of $0.675 per share. Offering costs of $642,230 were offset against proceeds of the offering and were charged to paid-in capital of the common shares. During the year ended September 30, 2006, a $41,695 adjustment was charged to paid-in-capital for common offering costs.

24	2007 Annual Report	www.dividendcapital.com

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2007

Dividend Capital Realty Income Allocation Fund

Transactions in common shares for the years ended September 30, 2007 and September 30, 2006, were as follows:

	Year Ended September 30, 2007	Year Ended September 30, 2006
Common shares outstanding – beginning of period	13,724,263	13,685,510
Common shares issued to shareholders from reinvested distributions	235,936	38,753
Common shares outstanding – end of period	13,960,199	13,724,263

4.	PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the year ended September 30, 2007 aggregated $130,812,042 and $135,511,809 respectively.

5.	INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS AND OTHER RELATED PARTY TRANSACTIONS

Dividend Capital Investments LLC (“Dividend Capital” or the “Adviser”) serves as the Fund’s investment adviser and administrator. Pursuant to an Investment Advisory Agreement with the Fund, as compensation for its services to the Fund, Dividend Capital receives an annual investment advisory fee of 0.85% based on the Fund’s average daily managed assets, computed daily and payable monthly. Pursuant to an Administration Agreement with the Fund, as compensation for its services to the Fund, Dividend Capital receives an annual administration fee of 0.10% based on the Fund’s average daily managed assets, computed daily and payable monthly.

Trustees of the Fund who are “interested persons” of the Fund do not receive any compensation from the Fund or any other fund in the Fund Complex that is a U.S. registered investment company. Each of the Independent Trustees is paid from the Fund Complex an annual retainer of $20,000 and a fee of $2,000 and reimbursement for related expenses for each meeting of the Board he attends. Each independent Trustee receives from the Fund a fee of $1,000 for each telephonic Board meeting he attends. The Chairman of the Board of Trustees receives from the Fund an additional annual retainer of $10,000.

Certain officers of the Fund are also officers of the Adviser.

6.	LINE OF CREDIT

On April 28, 2005, the Fund executed a Revolving Credit and Security Agreement (the “Agreement”) among the Fund, Jupiter Securitization Corp. (“Jupiter”) and JP Morgan Chase Bank N.A. (“JP Morgan”) which allows the Fund to borrow against a secured line of credit from Jupiter and JP Morgan an aggregate amount

1.866.324.7348	2007 Annual Report	25

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2007

Dividend Capital Realty Income Allocation Fund

up to $85,000,000. On March 16, 2007 the Agreement was amended and the line of credit was increased to $105,000,000. The borrowings under the line of credit are secured by a pledge of the Fund’s portfolio securities. Borrowings under the Agreement bear interest at a variable rate determined by the bank’s conduit program, which has historically been slightly below 1-month LIBOR. The Fund pays fees of 0.175% per annum on 102% of the total line of credit, regardless of usage. The Fund also pays fees of 0.20% per annum on the average outstanding amount of borrowings. The average balance during the year ended September 30, 2007 was $82,874,260 or $6.00 per share based on average shares outstanding of 13,817,905. The average cost of funding during the year ended September 30, 2007 was 5.36%. As of September 30, 2007, the Fund had an outstanding loan amount of $68,872,000.

7.	INVESTMENTS IN INTEREST RATE AND TOTAL RETURN SWAPS

The Fund uses interest rate swaps in connection with the line of credit and its investments in total return swaps. The interest rate swaps are intended to reduce or eliminate the risk or the negative affect that an increase in short-term interest rates could have on the performance of the Fund’s common shares as a result of the floating rate structure of the line of credit and total return swaps. In these interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the line of credit. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility and the current and forward interest rate markets.

The Fund uses total return swaps to gain exposure to underlying referenced securities or indices. Total return swap agreements involve commitments to pay interest plus fees in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively.

Swaps are marked to market daily. For both interest rate swaps and total return swaps, unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Fund’s Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest, net of the market linked return to be paid or received on the swaps, is reported as unrealized gains or losses on the Fund’s Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of a swap agreement. The Fund segregates or earmarks sufficient assets as collateral to satisfy the Fund’s current obligation with respect to total return swaps. Entering into swap agreements involves, to varying degrees, elements of credit, foreign currency, market and

26	2007 Annual Report	www.dividendcapital.com

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2007

Dividend Capital Realty Income Allocation Fund

documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to these agreements may default on its obligation to perform or disagree as to the meaning of the contractual items in the agreements, and that there may be unfavorable changes in foreign currency, interest rates or values in referenced indices or securities.

The Fund has adopted a non-fundamental policy to limit its investment in securities of non-U.S. issuers to 20% of the Fund’s managed assets, measured at the time of investment (the “non-U.S. issuer limitation”). As a component of its investment strategy, the Fund may enter into total return swaps where the reference security is issued by a Canadian issuer or the counterparty to the swap is a Canadian financial institution. In this case, the Fund considers the non-U.S. investment limitation to apply. It is common for swap contracts to be terminated and re-initiated due to economic factors or the expiration of the term of the swap contract. In such case, the Fund may re-initiate the swap contract if deemed to be advisable by the Adviser. In cases where swap contracts are re-initiated with substantially the same terms and the same reference security and number of reference shares, such re-initiations will not be considered to be a new investment for purposes of the application of the non-U.S. issuer limitation. Accordingly, the notional value of the original swap contract that relates to the reference security in question will be the basis for determining compliance with the non-U.S. issuer limitation. As a result of this policy, the Fund’s exposure to securities of non-U.S. issuers, as measured by current notional value, could exceed 20%, in some cases significantly so. As of September 30, 2007, the Fund’s exposure to securities of non-U.S. issuers, as measured by current notional value, was 23.65% of the Fund’s managed assets.

8.	FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Fund’s Statement of Assets and Liabilities as a receivable or a payable and in the Fund’s Statement of Operations with the change in unrealized appreciation or depreciation.

The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

1.866.324.7348	2007 Annual Report	27

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2007

Dividend Capital Realty Income Allocation Fund

9.	ILLIQUID/RESTRICTED SECURITIES

As of September 30, 2007, investments in securities included issues that are restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be revalued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market. The Fund intends to invest no more than 10% of its total managed assets (determined at the time of purchase and reviewed periodically) in illiquid/restricted securities. As a result of this policy, the Fund’s exposure to illiquid/restricted securities could exceed 10%, in some cases significantly so. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation if the Fund’s adviser, under supervision of the Board of Trustees, determines that a liquid trading market exists.

Illiquid Restricted Securities as of September 30, 2007

Description	Shares	Acquisition Date	Cost	Market Value
Babson CLO 2005-III, Ltd.,	13,000,000	11/09/2005	$13,000,000	$11,340,147
20.168%, 11/11/2019
INVESCO Navigator Fund(1)	3,946	11/17/2005	3,946,000	3,086,482
Fraser Sullivan CLO I Ltd. 10.270%,	3,400,000	03/10/2006	3,400,000	2,595,278
03/15/2017
Taberna Preferred Funding III Ltd.,	2,000,000	09/29/2005	2,000,000	580,020
Class E, 9.729%, 11/05/2015
Taberna Preferred Funding V Ltd.,	3,000,000	03/29/2006	3,000,000	33,609
Class B-IL, 7.979%, 02/05/2016
Taberna Preferred Funding V Ltd.,	3,000,000	03/29/2006	3,000,000	32,835
Class B-2L, 9.979%, 02/05/2016
Wachovia Bank, Series 2005 C18,	248,100	10/26/2005	166,941	163,446
7.028%, 05/19/2015
Sorin Real Estate CDO II Ltd.,
Series 2005 2A, Class H, 9.259%, 01/04/2016	7,500,000	12/21/2005	7,500,000	5,069,738
CW Capital Cobalt II, Ltd.	4,000,000	05/10/2006	4,000,000	3,132,452
Series K, 8.729%, 04/26/2016
CW Capital Cobalt II, Ltd.	3,500,000	05/10/2006	3,500,000	2,064,160
Class P.S., 16.526%, 04/26/2016
Vertical CRE CDO 2006-I, Ltd.	6,500,000	05/24/2006	6,500,000	5,834,660
Class G, 9.229%, 04/22/2013
Vertical CRE CDO 2006-I, Ltd.	1,800,000	05/24/2006	1,800,000	1,589,571
Class P.S., 14.214%, 04/22/2013
Mervyn’s Junior Syndication	4,565,480	04/21/2006	4,565,480	4,565,480
Mezzanine, 8.624%, 01/01/2008
JP Morgan Chase, Series 2005-LDP2,	1,597,000	11/30/2006	1,260,541	1,086,838
Class M, 5.806%, 06/15/2016
Lenox Street, Series 2007-1, 12.000%,	1,000,000	04/20/2007	$963,457	552,101
06/04/2017

Total				$41,726,817

Total Managed Assets				$222,842,272

Illiquid Restricted Securities as a % of Total Managed Assets				18.72%

(1)	Security considered restricted.

28	2007 Annual Report	www.dividendcapital.com

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2007

Dividend Capital Realty Income Allocation Fund

10.	RECENT ACCOUNTING PRONOUNCEMENTS

Effective October 1, 2007, the Fund adopted FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. As of September 30, 2007, the Adviser is evaluating the implication of FIN 48. Its impact on the Fund’s financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund’s financial statement disclosures.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159 (“SFAS No. 159”), “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115.” SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value. This Statement is expected to expand the use of fair value measurement, which is consistent with the FASB’s long-term measurement objectives for accounting for financial instruments. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 159 will have on the Fund’s financial statement disclosures.

11.	SUBSEQUENT EVENTS

Subsequent Regular Distribution

Subsequent to September 30, 2007, the Fund paid a regular monthly distribution of $0.1100 per common share on October 31, 2007 to common shareholders of record on October 17, 2007.

1.866.324.7348	2007 Annual Report	29

CHANGE IN THE FUND’S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

September 30, 2007 (Unaudited)

Dividend Capital Realty Income Allocation Fund

The Fund’s financial statements for the fiscal year ended September 30, 2006, were audited by Deloitte & Touche LLP (“Deloitte”), independent registered public accounting firm. On November 16, 2006, the Audit Committee selected, and the Fund’s Board, including its Independent Trustees, ratified, the selection of Deloitte as the registered public accounting firm for the Fund for the fiscal year ending September 30, 2007. Subsequently, in February 2007, the Fund was advised by Deloitte, that Deloitte would no longer be able to serve as the Fund’s Independent Registered Public Accounting Firm and would not be able to provide audit services to the Fund as a result of services an affiliate of Deloitte had been asked to provide to certain affiliates of the Fund, which would impair the independence of Deloitte with respect to the Fund. As a result, the Audit Committee recommended, and the Fund’s Board, including its Independent Trustees, accepted the resignation of Deloitte.

Deloitte’s reports on the financial statements as of and for the fiscal years ended September 30, 2006 and September 30, 2005 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended September 30, 2006 and September 30, 2005 and through the date hereof, there were no disagreements between the Fund and Deloitte concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its reports, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Deloitte had been the Fund’s independent registered public accounting firm since the Fund’s inception in January 2005.

On April 25, 2007, the Audit Committee recommended, and the Fund’s Board, including it’s Independent Trustees, approved the appointment of KPMG LLP as the registered public accounting firm for the Fund for the fiscal year ending September 30, 2007.

30	2007 Annual Report	www.dividendcapital.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

September 30, 2007

Dividend Capital Realty Income Allocation Fund

To the Shareholders and Board of Trustees of Dividend Capital Realty Income Allocation Fund:

We have audited the accompanying statement of assets and liabilities of Dividend Capital Realty Income Allocation Fund, including the schedule of investments, as of September 30, 2007, and the related statements of operations, cash flows, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2006, and the financial highlights for the year ended September 30, 2006 and for the period from February 24, 2005 (inception of offering) to September 30, 2005 were audited by other auditors, whose report dated November 16, 2006, expressed an unqualified opinion of this information.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dividend Capital Realty Income Allocation Fund as of September 30, 2007, and the results of its operations, cash flows, changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Denver, Colorado

November 28, 2007

1.866.324.7348	2007 Annual Report	31

SHAREHOLDER TAX INFORMATION

September 30, 2007 (Unaudited)

Dividend Capital Realty Income Allocation Fund

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended September 30, 2007.

The Fund designated capital gain dividends paid of at least $373,547 from total dividends paid during the fiscal year ended September 30, 2007. During the fiscal year ended September 30, 2007, 1.33% of the dividends paid by the Fund from net investment income qualify for the corporate dividends received deduction. Also, during the fiscal year ended September 30, 2007, 1.33% of distributions of ordinary income by the Fund met the requirements regarding qualified dividend income. In addition, 2.49% of distributions from net investment income are from income derived from U.S. Treasury Obligations.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on Form 1099-DIV, which are mailed to shareholders by January 31st of each year. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, the Fund may have to sell portfolio securities at a less than opportune time.

The Fund owns securities issued by REITs. A portion of the dividends paid by REITs may be recharacterized for tax purposes following year-end as capital gains and/or return of capital. To the extent this occurs, distributions paid by the Fund during the year also will be reclassified to reflect these REIT recharacterizations. Therefore the actual composition of the distributions paid may change substantially by year-end and, to the extent these changes do occur, they will have the effect of reducing the net investment income component of fund distributions and correspondingly increasing the capital gains and/or return of capital components.

32	2007 Annual Report	www.dividendcapital.com

DIVIDEND REINVESTMENT PLAN

September 30, 2007 (Unaudited)

Dividend Capital Realty Income Allocation Fund

The Fund offers a dividend reinvestment plan (the “Plan”) pursuant to which shareholders, unless they otherwise elect, automatically have dividends and capital gains distributions reinvested in common shares of the Fund by The Bank of New York (the “Plan Agent”). Shareholders who elect not to participate in the Plan receive all distributions in cash paid by wire or check mailed directly to the Plan Agent.

How the Plan Works

After the Fund declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of newly issued shares of the Fund or (ii) by open-market purchases as follows:

•

If, on the payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the distribution will be divided by 95% of the market price on the payment date. Because common shares may be issued at less than their market price, Plan participants may get a benefit that non-participants do not.

•

If, on the payment date, the NAV is greater than the market value per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in shares acquired on behalf of the participants in open-market purchases, which may be made on the NYSE, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is possible that the market price for the shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share the Plan Agent pays may exceed the market price thereof on the payment date. If the market price per share increases so that it equals or exceeds the NAV per share (minus brokerage commissions), it will result in the acquisition by the Plan Agent of fewer shares than if the distribution had been paid in shares issued by the Fund. Otherwise, the Plan Agent will use all distributions received in cash to purchase shares in the open market on or shortly after the payment date, but in no event more than thirty (30) days after the payment date.

1.866.324.7348	2007 Annual Report	33

DIVIDEND REINVESTMENT PLAN (CONTINUED)

September 30, 2007 (Unaudited)

Dividend Capital Realty Income Allocation Fund

Costs of the Plan

The Plan Agent’s fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends and other distributions. If a participant elects to have the Plan Agent sell part or all of his or her shares and remit the proceeds, the participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15.00 transaction fee.

Tax Implications

The automatic reinvestment of dividends or distributions does not relieve participants of any taxes which may be payable on such dividends or distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to the tax consequences of participation in the Plan, participants should consult with their own tax advisors.

Right to Withdraw

Participants whose shares are registered in his or her name may terminate his or her account under the Plan by notifying the Agent in writing at P.O. Box 11258, New York, NY 10286-1258, or by calling the Agent at 1.800.432.8224, or using The Bank of New York’s website at: http://stockbny.com. Such termination will be effective with respect to a particular distribution if the Participant’s notice is received by the Agent prior to such distribution record date. Participants whose shares are held by a brokerage firm should contact his or her broker. If a Participant holds shares through a broker, the Participant may not be able to transfer his or her shares to another broker and continue to participate in the Plan if the new broker does not permit such participation. The Plan may be amended or terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 90 days prior to the effective date of the termination.

34	2007 Annual Report	www.dividendcapital.com

FUND PROXY VOTING POLICIES & PROCEDURES

September 30, 2007 (Unaudited)

Dividend Capital Realty Income Allocation Fund

The Fund has delegated to the Adviser the voting of proxies relating to its securities. The Adviser will vote such proxies in accordance with the Adviser’s policies and procedures. The policies and procedures used in determining how to vote proxies relating to portfolio securities are available without charge, upon request, by contacting the Fund at 1.866.324.7348, visiting the Fund’s website at http://www.dividendcapital.com and visiting the Securities Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

September 30, 2007 (Unaudited)

Dividend Capital Realty Income Allocation Fund

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without charge, upon request, by contacting the Fund at 1.866.324.7348 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1.800.SEC.0330.

1.866.324.7348	2007 Annual Report	35

SARBANES-OXLEY ACT AND OTHER INFORMATION

September 30, 2007 (Unaudited)

Dividend Capital Realty Income Allocation Fund

NYSE Annual Certification

On May 17, 2007, the Fund submitted a CEO annual certification to the NYSE on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance Listing Standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive officer and principal financial officer have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting, as applicable.

Appointment of Board Member

Effective September 30, 2007, Dave Agostine was appointed as President and Interested Trustee of the Fund. The appointment was unanimously approved by the Board of Trustees at a meeting held on August 22, 2007. Mr. Agostine, who was appointed President of the Adviser in July 2007, assumes the President and Trustee positions of the Fund from Thomas Florence, who continues to serve as the Chief Executive Officer of the Adviser.

Change in Fiscal Year

At the November 20, 2007 Board Meeting, the Trustees unanimously approved a change in the Fund’s fiscal year end from September 30 to December 31, effective with the fiscal year ending December 31, 2007.

TRUSTEES AND OFFICERS

September 30, 2007 (Unaudited)

Dividend Capital Realty Income Allocation Fund

The business and affairs of the Fund are managed under the direction of the Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with the Adviser, administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers and the Adviser, subject always to the investment objectives and policies of the Fund and to the general supervision of the Board.

Basic information about the identity and experience of each Trustee and officer is set forth in the charts below.

The Trustees of the Fund, their age, the position they hold with the Fund, their term of office and the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Dividend Capital fund complex (“Fund Complex”), and other directorships held by each Trustee are set forth on the next page.

36	2007 Annual Report	www.dividendcapital.com

TRUSTEES AND OFFICERS (CONTINUED)

September 30, 2007

Dividend Capital Realty Income Allocation Fund

Name, Age, Address* and Position with Fund	Length of Time Served	Principal Occupation During Past Five Years (Including Other Directorships Held)	Number of Funds within Fund Complex** Overseen by Trustee (Including the Fund)	Other Directorships Held Outside Fund Complex
Class I (term expires 2008)
Jonathan F. Zeschin Independent Trustee and Chairman of the Board Age: 53	Since 01/24/2005	Essential Advisers, Inc., President (since 06/2000); and JZ Partners LLC, Managing Partner (since 08/1998)	2	Matthews Asian Funds, Trustee (since 05/2007)

David W. Agostine Interested Trustee and President*** Age: 45	Since 09/30/2007	Dividend Capital Investments LLC, President (since 05/2007); formerly Intellect Integrated Electronics, Inc., Chief Executive Officer (03/2003 to 05/2007); formerly Janus Institutional, Managing Director (01/2000 to 03/2003)	2	None

Class II (term expires 2009)
Thomas H. Mack Independent Trustee Age: 65	Since 01/24/2005	Thomas H. Mack & Co., Inc., President (since 01/1991)	2	Greenwald & Associates, Director (since 01/2002)
Class III (term expires 2010)
John Mezger Independent Trustee Age: 53	Since 01/24/2005	WF Option, LLC, Manager (since 2004); Oak Point, LLC, Manager (since 2003); Cherry Creek South Associates, LLC, Manager (since 1999); and Corby Properties, LLC, Manager (since 1998)	2	None

J. Gibson Watson, III Independent Trustee/ Nominee Age: 52	Since 01/24/2005	Prima Capital Holding, Inc., President and Chief Executive Officer and Director (since 01/2000)	2	None

*	Unless otherwise indicated, the business address of each Trustee is c/o Dividend Capital Investments LLC, 518 17th Street, 18th Floor, Denver, Colorado 80202.

1.866.324.7348	2007 Annual Report	37

TRUSTEES AND OFFICERS (CONTINUED)

September 30, 2007

Dividend Capital Realty Income Allocation Fund

**	The term “Fund Complex” as used herein includes the Fund and Dividend Capital Strategic Global Realty Fund.

***	Mr. Agostine is deemed to be an “interested person” as defined in Section 2(a)(19) of the 1940 Act (“Interested Trustee”), because of his affiliation with the Fund’s adviser, Dividend Capital Investments LLC.

The officers of the Fund, their age, and their principal occupations for at least the past five years are set forth below. The address for each of the officers is 518 17th Street, 18th Floor, Denver, CO 80202.

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation During Past Five Years
Jeffrey Taylor Age: 35	Vice President, Treasurer and Principal Financial Officer	Dividend Capital Investments LLC, Chief Operating Officer (since 12/2005); and Vice President of Business Services (02/2004 — 12/2005); INVESCO Inc., Product Manager (07/2003 — 01/2004); and INVESCO Funds Group Inc., Manager of Marketing and Business Analytics (01/1999 — 06/2003).

Derek Mullins Age: 34	Secretary and Assistant Treasurer	Dividend Capital Investments LLC, Director of Operations (since 01/2007); and Manager of Fund Operations (11/2004 to 12/2006); formerly, ALPS Mutual Funds Services Inc., Manager of Fund Administration (11/2003 — 10/2004) and Fund Controller (01/1999 — 10/2003).

Richard Grove Age: 38	Chief Compliance Officer	Dividend Capital Investments LLC, Vice President and Chief Compliance Officer (since 08/2007); Madison Capital Advisors, LLC, Vice President and Chief Compliance Officer (05/2005 – 07/2007); Janus Capital Group, Assistant Vice President of Compliance (01/2005 – 04/2005); Janus Capital Group, Director of Compliance (02/2002 – 01/2005).

Jami VonKaenel Age: 29	Assistant Secretary	Dividend Capital Investments LLC and Dividend Capital Securities, Controller (since 10/2006) and Assistant Controller (06/2004 — 10/2006); formerly, Ernst and Young LLP, Senior, Technology and Security Risk Services (02/2004 — 06/2004); and Accenture, Analyst (01/2001 — 01/2004).

38	2007 Annual Report	www.dividendcapital.com

KEY INFORMATION

September 30, 2007

Dividend Capital Realty Income Allocation Fund

Key Information	Officers and Trustees

Investment Adviser and Administrator

Dividend Capital Investments LLC

518 17th Street, Suite 1200

Denver, CO 80202

Custodian and Fund

Accounting Agent

State Street Bank and Trust Co.

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

The Bank of New York

1 Wall Street

New York, NY 10286

Legal Counsel

Dechert LLP

4675 MacArthur Court, Suite 1400

Newport Beach, CA 92660

Independent Registered Public

Accounting Firm

KPMG LLP

707 17th Street, Suite 2700

Denver, CO 80202

Jonathan F. Zeschin

Independent Trustee and

Chairman of the Board

Thomas H. Mack

Independent Trustee

John Mezger

Independent Trustee

J. Gibson Watson, III

Independent Trustee

David W. Agostine

President and Trustee

Jeffrey W. Taylor

Vice President and Treasurer

Derek J. Mullins

Secretary and Assistant Treasurer

Richard Grove

Chief Compliance Officer

Jami N. VonKaenel

Assistant Secretary

New York Stock Exchange Symbol: DCA

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Statements and other information contained in this report are as dated and are subject to change.

1.866.324.7348	2007 Annual Report	39

The Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

Must be accompanied or preceded by a current prospectus.

For more information, please call 1.866.324.7348.

Dividend Capital Investments

Item 2. Code of Ethics

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that it has two audit committee financial experts serving on its audit committee: Jonathan F. Zeschin and Thomas H. Mack. Messrs. Zeschin and Mack are “independent” Trustees, as defined in paragraph (a)(2) of Item 3. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

The Registrant changed its principal accountant during the fiscal year ended September 30, 2007. Unless otherwise noted, the fees billed and services rendered during the fiscal year ended September 30, 2007 represent those of the Registrant’s current principal accountant. For the fiscal year ended September 30, 2006, the predecessor principal accountant’s fees are disclosed.

(a)	– (d) Aggregate fees billed to the Registrant for the fiscal years ended September 30, 2007 and September 30, 2006, respectively, for professional services rendered by the Registrant’s principal accountant were as follows:

	Fiscal Year Ended September 30, 2007		Fiscal Year Ended September 30, 2006
Audit Fees	$52,000		$30,000
Audit-Related Fees			—
Tax Fees	$32,415	*	$22,290
All Other Fees			—

*	The Tax fees disclosed above were charged by the predecessor principal accountant, Deloitte and Touche LLP for services incurred through April 25, 2007, the date in which the Registrant’s Board of Trustees selected KPMG LLP as the principal accountant of the Registrant.

Aggregate fees billed by the Registrant’s principal accountant for the fiscal years ended September 30, 2007 and September 30, 2006, respectively, for non-audit services provided to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with Dividend Capital Investments LLC (the “Adviser”) that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	Fiscal Year Ended September 30, 2007		Fiscal Year Ended September 30, 2006
Audit-Related Fees	—		—
Tax Fees	30,074	**	$26,190
All Other Fees	—		—

*	The Tax fees disclosed above were charged by the predecessor principal accountant, Deloitte and Touche LLP for services incurred through April 25, 2007, the date in which the Registrant’s Board of Trustees selected KPMG as the principal accountant of the Registrant.

These tax services were billed in connection with the preparation of tax returns and other miscellaneous tax services.

(e)(1)	The Audit Committee pre-approves audit and non-audit services performed for the Registrant by the principal accountant. The Audit Committee also pre-approves non-audit services performed by the Registrant’s principal accountant for the Registrant’s Adviser and affiliates servicing the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate pre-approval authority to a subcommittee of one or more of its members. Any decision of the subcommittee to grant pre-approvals is presented to the full Audit Committee at its next regularly scheduled meeting.

(e)(2)	No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	Aggregate Non-Audit Fees: The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, the Registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant were $62,489 and $48,480 for the fiscal years ended September 30, 2007 and September 30, 2006, respectively.

(h)	Not applicable

Item 5. Audit Committee of Listed Registrants

(a)	The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The committee members are: Jonathan F. Zeschin, Thomas H. Mack, John Mezger and J. Gibson Watson III.

(b)	Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Registrant has delegated, subject to the supervision of the Board, the voting of proxies relating to its voting securities to the Adviser. The Proxy and Corporate Action Voting Policies and Procedures of the Adviser are attached as Exhibit 99.PROXYPOL hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	The Adviser’s investment committee (“Investment Committee”) is charged with the overall management of the Registrant’s portfolio, including the development and implementation of overall portfolio strategy and the day-to-day management of the portfolio. Members of the Investment Committee include: (1) Mr. Charles Song, Managing Director of Investments of the Adviser; (2) Mr. Amitabh Godha, Senior Vice

President of Investments of the Adviser; (3) Ms. Karen Kulvin, a Senior Vice President of Investments of the Adviser; and (4) Mr. Jeffrey Taylor, Chief Operating Officer of the Adviser (collectively, the “Committee Members”).

Effective September 30, 2007, Dr. Glenn Mueller is no longer a member of the Adviser’s Investment Committee.

Biographical Information

Biographical information regarding the Committee Members is set forth below:

Charles Song. Mr. Song, Managing Director of Investments, serves in various capacities for the real estate and fixed income portfolios managed by the Adviser. His primary responsibilities include executing portfolio management and trading decisions for the REIT equity and fixed income securities for all products and accounts managed by the Adviser . Prior to joining the Adviser in 2003, Mr. Song was a consultant for Newbridge Capital and served as an independent advisor on merger and acquisition transactions for various investment consortiums in Asia from 2000 to 2003. Additionally, Mr. Song’s experience includes co-founding Novalis Ventures, an investment fund focused on early-stage investments in the real estate industry, and working as an associate at Cahill, Warnock & Company, a private equity fund from 1998 to 2000. Mr. Song began his career in the Asset Finance Group at Lehman Brothers in New York. While at Lehman, Mr. Song structured more than 65 asset-backed securitizations, representing more than $40 billion of new issues. He is a member of the National Association of Real Estate Investment Trusts (NAREIT), the Urban Land Institute (ULI), the Commercial Mortgage Securities Association (CMSA), and the Cornell University Real Estate Council. Mr. Song holds a bachelor’s degree from Cornell University.

Amitabh Godha. Mr. Godha, Senior Vice President of Investments serves in various capacities for the real estate investment portfolios managed by the Adviser. His primary responsibilities include conducting research on the office, industrial, self-storage and specialty finance sectors of the equity REIT universe, and managing the REIT preferred and Canadian REIT portfolios. Prior to joining the Adviser in 2003, Mr. Godha served as an independent consultant, assisting early-stage companies with capital-raising and providing investment funds with merger and acquisition and leveraged buyout analyses. Mr. Godha gained direct investment experience as an associate at Cahill, Warnock & Company, a private equity fund based in Baltimore, Maryland. In 1994, Mr. Godha began his career at Lehman Brothers in New York, New York as an investment banking analyst in the Healthcare Group. Mr. Godha earned his bachelor’s degree in finance from Georgetown University and his MBA from The Wharton School of the University of Pennsylvania.

Karen Kulvin. Ms. Kulvin is Senior Vice President of Investments and serves in various capacities for the real estate fixed income investment portfolios managed by the Adviser. Prior to joining the Adviser in 2006, Ms. Kulvin was the senior vice president in charge of asset management for Newcastle, a public REIT that buys subordinate CMBS and other real-estate related securities for CDO execution. Prior to Newcastle, she worked on the CMBS desk at Bear Stearns. She also worked at LNR in various asset management capacities for 5 years. Ms. Kulvin received a bachelor’s degree from Tufts University and an MBA from Boston University.

Jeffrey Taylor, CFA. Mr. Taylor is the Chief Operating Officer of the Adviser. Mr. Taylor brings over ten years experience in investment advisor operating company functions to the Adviser. A Chartered Financial Analyst, Mr. Taylor’s background includes client service, product management, operating company analysis, strategic planning and business management roles within investment advisors. Prior to joining the Adviser in 2004, he served in various positions with INVESCO Funds Group, most notably as product manager and manager of marketing and business analytics, where he was responsible for the development of the company’s portfolio review and product rationalization processes, as well as strategic business analysis and planning initiatives. Mr. Taylor holds a bachelor’s degree from Pennsylvania State University and an MBA from the University of Colorado at Denver.

(a)(2)	The following table provides information about the other registered investment companies, other pooled investment vehicles and other accounts managed by the Committee Members who are primarily responsible for the day-to-day management of any other portfolio as of September 30, 2007:

		Number of All Other Accounts		Total Assets of All Other Accounts (in millions)
Mr. Song:	Other Registered Investment Companies	2		$160
	Other Pooled Investment Vehicles	2	**	$26
	Other Accounts	5		$652

Mr. Godha	Other Registered Investment Companies	2		$160
	Other Pooled Investment Vehicles	1		$15
	Other Accounts	5		$652

Ms. Kulvin:	Other Registered Investment Companies	2		$160
	Other Pooled Investment Vehicles	1		$15
	Other Accounts	5		$652

Mr. Taylor:	Other Registered Investment Companies	2	$160
	Other Pooled Investment Vehicles	1	$15
	Other Accounts	5	$652

**	One account managed by Mr. Song charges a performance fee. The account has approximately $11 million in total assets.

Conflicts	of Interest

From time to time, potential conflicts of interest may arise between the Committee Members’ management of the investments of the Registrant, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Registrant, track the same index the Registrant tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Registrant. The other accounts might also have different investment objectives or strategies than the Registrant.

•

Knowledge and Timing of Registrant Trades. A potential conflict of interest may arise as a result of the Committee Members’ management of the Registrant’s portfolio. Because of their position with the Adviser and the Registrant, the Committee Members know the size, timing and possible market impact of the Registrant’s trades. It is theoretically possible that the Committee Members could use this information to the advantage of other accounts they manage and to the possible detriment of the Registrant.

•

Investment Opportunities. A potential conflict of interest may arise as result of a Committee Member’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Registrant and other accounts managed by a Committee Member, but may not be available in sufficient quantities for both the Registrant and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Registrant and another account. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under the Adviser’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and the Adviser’s investment outlook. The Adviser has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Registrant and certain other accounts, including investment opportunity allocation issues.

(a)(3)	The objective of the Adviser’s portfolio compensation program is to provide pay and long-term compensation for its employees that is competitive with the mutual fund/investment advisory market relative to the Adviser’s size and geographical location. Committee Members participate in a compensation program that includes base salary, the potential for a discretionary bonus and the potential for long-term incentives. Committee Member compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained investment performance.

•

Base Salary. Each Committee Member is paid a base salary. In setting the base salary, the Adviser’s intention is to be competitive in light of a Committee Member’s experience and responsibilities. The base salary is also a function of industry salary rates and individual performance as measured against annual goals.

•

Annual Bonus. Each Committee Member is eligible to receive an annual cash bonus that may be equal to as much as 200% of his annual base salary. This bonus is determined by a Committee Member’s contribution to investment management results consistent with the Registrant’s stated objectives as well as other qualitative and quantitative factors taken into consideration.

•

Long-Term Incentive Program. Each Committee Member has the potential to participate in a long-term incentive program which may include an equity ownership program in the Adviser. Equity ownership is awarded based on individual contributions to the Adviser’s business and the long-term potential of that individual to the Adviser.

(a)(4)	The following table shows the dollar range of shares of the Registrant owned by the Committee Members as of September 30, 2007.

Name	$0	$1-$10,000	$10,001-$50,000
Mr. Song	x
Mr. Godha			x
Ms. Kulvin	x
Mr. Taylor			x

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to Vote of Security Holders

Not applicable.

Item 11 – Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer, Treasurer, and Principal Financial and Accounting Officer of the Registrant have each concluded that such disclosure controls and procedures provide reasonable assurance that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)(1)(i)	The code of ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(1)(ii)	The Proxy and Corporate Action Voting Policies and Procedures of the Adviser are attached hereto as Exhibit 99.PROXYPOL

(a)(2)	The certifications required by Rule 30a-2(a) of the Act (17 CFR 270.30a-2(a)) are filed and attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) of the Act (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dividend Capital Realty Income Allocation Fund

By:	/s/ David W. Agostine
David W. Agostine
President (Principal Executive Officer)

Date:	November 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David W. Agostine
David W. Agostine
President (Principal Executive Officer)

Date:	November 29, 2007

By:	/s/ Jeffrey W. Taylor
Jeffrey W. Taylor
Treasurer (Principal Financial Officer)

Date:	November 29, 2007